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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 19, 2015
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American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events.

2015 Annual Meeting of Stockholders

American Apparel, Inc. (the “Company”) announced today, as indicated in its definitive proxy statement filed with the Securities and Exchange Commission on June 17, 2015, its 2015 annual meeting of stockholders will be held on Thursday, July 16, 2015 at 9:00 am Central Time at the Chicago office of Skadden, Arps, Slate, Meagher & Flom LLP, 155 N. Wacker Dr., Chicago, IL 60606, and stockholders of the Company who held shares as of the close of business on the record date, June 15, 2015, are entitled to receive notice of and vote at the annual meeting. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Lawsuits Filed by Dov Charney on June 19, 2015 and June 24, 2015

On June 19, 2015, Dov Charney filed a lawsuit in the Superior Court of the State of California (Case No. BC 585664) against the Company and a former director of the Company, alleging defamation, false light, intentional interference with actual and prospective economic relations, and a violation of California’s unfair competition law.  On June 24, 2015, Dov Charney also filed a lawsuit in the Superior Court of the State of California (Case No. BC 586119) against the Company, Standard General, L.P. and related entities, certain former and current directors of the Company, and the former Chief Financial Officer of the Company, alleging claims for securities fraud in violation of California Corporations Code § 25401, intentional and negligent misrepresentation, breach of fiduciary duty, fraud in the inducement, conspiracy, intentional and negligent infliction of emotional distress, and declaratory judgment. The Company believes that both lawsuits' claims are without merit and intends to vigorously dispute the validity of the claims.  However, the Company is unable to predict the financial outcome of these matters at this time, and any views formed as to the viability of the claims or the financial exposure that could result may change from time to time as the matters proceed through their respective courses.  Should either of these matters be decided against the Company, the Company could incur liability and suffer reputational harm.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit
Number    Description

99.1	Press release, dated June 25, 2015, of American Apparel, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated:	June 25, 2015	By:	/s/ Chelsea A. Grayson
			Name:	Chelsea A. Grayson
			Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 25, 2015, of American Apparel, Inc.